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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the reference to our firm under the Caption "Experts" and to the use of our report, dated March 26, 1999 (May 10, 1999 as to Note 17), in the Registration Statement on Form SB-2 and related prospectus of Able Energy, Inc. for the registration of 1,000,000 shares of common stock.



                                          /s/ Simontacci & Company LLP
                                          ______________________________________



                                          Simontacci & Company LLP



May 27, 1999
Fairfield, New Jersey